EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas O’Malley, Chief Financial Officer, Chief Accounting Officer, Treasurer and Senior Vice President of Global Self Storage, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of the undersigned:

1.
The Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Global Self Storage, Inc.

Date: May 8, 2026	/s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer, Chief Accounting Officer, Treasurer and Senior Vice President (Principal Financial Officer)

This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Global Self Storage, Inc. for purposes of Securities Exchange Act of 1934.